Securities, 424I - Securities, 424I: 1	Jun. 29, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of beneficial interest
Aggregate Sales Price	$ 246,355,289.00
Aggregate Redeemed or Repurchased, FY	109,343,702.00
Aggregate Redeemed or Repurchased, Prior FY	40,195,334.00
Redemption Credits	0.00
Net Sales	$ 96,816,253.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,370.32